CONSENT OF PROSPECTIVE DIRECTOR

                  I hereby consent to (i) being named as a nominee as a director of Tel-Save Holdings, Inc. ("Tel-Save") in the Joint Proxy Statement/Prospectus of Tel-Save and Shared Technologies Fairchild Inc.; and (ii) this Consent being filed as an exhibit to the Form S-4.


                                                         Very truly yours,


                                                         /s/ Anthony D. Autorino
                                                         -----------------------
                                                         Anthony D. Autorino